                                      POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income  Fund,  Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,
Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund,  Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer
Main  Street   Opportunity  Fund,   Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,  Oppenheimer
Principal  Protected  Trust  II,  Oppenheimer  Principal  Protected  Trust  III,
Oppenheimer   Principal   Protected  Trust  IV,  Oppenheimer  Real  Asset  Fund,
Oppenheimer  Senior  Floating  Rate Fund,  Oppenheimer  Strategic  Income  Fund,
Oppenheimer Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"), to
sign  on  my  behalf  any  and  all  Registration   Statements   (including  any
post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ William L. Armstrong                           Witness: /s/ Kathleen Ives
------------------------------                     ------------------------
William L. Armstrong                               Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income  Fund,  Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,
Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund,  Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer
Main  Street   Opportunity  Fund,   Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,  Oppenheimer
Principal  Protected  Trust  II,  Oppenheimer  Principal  Protected  Trust  III,
Oppenheimer   Principal   Protected  Trust  IV,  Oppenheimer  Real  Asset  Fund,
Oppenheimer  Senior  Floating  Rate Fund,  Oppenheimer  Strategic  Income  Fund,
Oppenheimer Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"), to
sign  on  my  behalf  any  and  all  Registration   Statements   (including  any
post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Robert G. Avis                        Witness: /s/ Kathleen Ives
------------------------                        ---------------------------
Robert G. Avis                                     Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income  Fund,  Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,
Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund,  Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer
Main  Street   Opportunity  Fund,   Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,  Oppenheimer
Principal  Protected  Trust  II,  Oppenheimer  Principal  Protected  Trust  III,
Oppenheimer   Principal   Protected  Trust  IV,  Oppenheimer  Real  Asset  Fund,
Oppenheimer  Senior  Floating  Rate Fund,  Oppenheimer  Strategic  Income  Fund,
Oppenheimer Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"), to
sign  on  my  behalf  any  and  all  Registration   Statements   (including  any
post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ George C. Bowen                       Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
George C. Bowen                                    Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income  Fund,  Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,
Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund,  Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer
Main  Street   Opportunity  Fund,   Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,  Oppenheimer
Principal  Protected  Trust  II,  Oppenheimer  Principal  Protected  Trust  III,
Oppenheimer   Principal   Protected  Trust  IV,  Oppenheimer  Real  Asset  Fund,
Oppenheimer  Senior  Floating  Rate Fund,  Oppenheimer  Strategic  Income  Fund,
Oppenheimer Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"), to
sign  on  my  behalf  any  and  all  Registration   Statements   (including  any
post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Edward Cameron                        Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
Edward Cameron                                     Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income  Fund,  Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,
Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund,  Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer
Main  Street   Opportunity  Fund,   Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,  Oppenheimer
Principal  Protected  Trust  II,  Oppenheimer  Principal  Protected  Trust  III,
Oppenheimer   Principal   Protected  Trust  IV,  Oppenheimer  Real  Asset  Fund,
Oppenheimer  Senior  Floating  Rate Fund,  Oppenheimer  Strategic  Income  Fund,
Oppenheimer Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"), to
sign  on  my  behalf  any  and  all  Registration   Statements   (including  any
post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Jon S. Fossel                         Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
Jon S. Fossel                                      Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and resubstitution,  for  me  and  in  my  capacity  as  a  Director  or  Trustee  of
Centennial California Tax-Exempt Trust,  Centennial Government Trust,  Centennial
Money Market Trust,  Centennial New York Tax-Exempt Trust,  Centennial Tax-Exempt
Trust,  Oppenheimer  Capital Income Fund Oppenheimer  Cash Reserves,  Oppenheimer
Champion  Income Fund,  Oppenheimer  Equity Fund,  Inc.,  Oppenheimer  High Yield
Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer   International  Bond  Fund,
Oppenheimer  Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc.,
Oppenheimer  Main Street  Opportunity  Fund,  Oppenheimer  Main Street  Small Cap
Fund,   Oppenheimer  Municipal  Fund,   Oppenheimer  Principal  Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer  Principal Protected Trust
III,  Oppenheimer  Principal  Protected  Trust IV,  Oppenheimer  Real Asset Fund,
Oppenheimer  Senior  Floating  Rate  Fund,  Oppenheimer  Strategic  Income  Fund,
Oppenheimer Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),  to
sign  on  my  behalf  any  and  all   Registration   Statements   (including  any
post-effective  amendments to Registration  Statements)  under the Securities Act of 1933,  the Investment  Company Act of 1940 and any amendments and  supplements thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or
could  do  in   person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Sam Freedman                          Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
Sam Freeman                                        Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income  Fund,  Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,
Oppenheimer Integrity Funds,  Oppenheimer  International Bond Fund,  Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc., Oppenheimer
Main  Street   Opportunity  Fund,   Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,  Oppenheimer
Principal  Protected  Trust  II,  Oppenheimer  Principal  Protected  Trust  III,
Oppenheimer   Principal   Protected  Trust  IV,  Oppenheimer  Real  Asset  Fund,
Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds, Panorama
Series Fund,  Inc (the "Funds"),  to sign on my behalf any and all  Registration
Statements (including any post-effective  amendments to Registration Statements)
under the Securities  Act of 1933,  the  Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Beverly L. Hamilton                   Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
Beverly L. Hamilton                                Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and resubstitution,  for  me  and  in  my  capacity  as  a  Director  or  Trustee  of
Centennial California Tax-Exempt Trust,  Centennial Government Trust,  Centennial
Money Market Trust,  Centennial New York Tax-Exempt Trust,  Centennial Tax-Exempt
Trust,  Oppenheimer  Capital Income Fund Oppenheimer  Cash Reserves,  Oppenheimer
Champion  Income Fund,  Oppenheimer  Equity Fund,  Inc.,  Oppenheimer  High Yield
Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer   International  Bond  Fund,
Oppenheimer  Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc.,
Oppenheimer  Main Street  Opportunity  Fund,  Oppenheimer  Main Street  Small Cap
Fund,   Oppenheimer  Municipal  Fund,   Oppenheimer  Principal  Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer  Principal Protected Trust
III,  Oppenheimer  Principal  Protected  Trust IV,  Oppenheimer  Real Asset Fund,
Oppenheimer  Strategic Income Fund,  Oppenheimer Variable Account Funds, Panorama
Series Fund,  Inc (the  "Funds"),  to sign on my behalf any and all  Registration
Statements (including any post-effective  amendments to Registration  Statements)
under the  Securities  Act of 1933,  the  Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all  exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities and Exchange
Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full  power  and  authority  to do and  perform  each  and  every  act and  thing requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Robert J. Malone                      Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
Robert J. Malone                                   Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and resubstitution,  for  me  and  in  my  capacity  as  a  Director  or  Trustee  of
Centennial California Tax-Exempt Trust,  Centennial Government Trust,  Centennial
Money Market Trust,  Centennial New York Tax-Exempt Trust,  Centennial Tax-Exempt
Trust,  Oppenheimer  Capital Income Fund Oppenheimer  Cash Reserves,  Oppenheimer
Champion  Income Fund,  Oppenheimer  Equity Fund,  Inc.,  Oppenheimer  High Yield
Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer   International  Bond  Fund,
Oppenheimer  Limited-Term  Government Fund,  Oppenheimer Main Street Funds, Inc.,
Oppenheimer  Main Street  Opportunity  Fund,  Oppenheimer  Main Street  Small Cap
Fund,   Oppenheimer  Municipal  Fund,   Oppenheimer  Principal  Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer  Principal Protected Trust
III,  Oppenheimer  Principal  Protected  Trust IV,  Oppenheimer  Real Asset Fund,
Oppenheimer  Senior  Floating  Rate  Fund,  Oppenheimer  Strategic  Income  Fund,
Oppenheimer Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),  to
sign  on  my  behalf  any  and  all   Registration   Statements   (including  any
post-effective  amendments to Registration  Statements)  under the Securities Act of 1933,  the Investment  Company Act of 1940 and any amendments and  supplements thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or
could  do  in   person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ F. William Marshall, Jr                        Witness: /s/ Kathleen Ives
------------------------------                        ------------------------
F. William Marshall, Jr.                                 Kathleen Ives
                                                        Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Trustee, President and Principal
Executive  Officer  of  Centennial  California   Tax-Exempt  Trust,   Centennial
Government Trust,  Centennial Money Market Trust, Centennial New York Tax-Exempt
Trust, Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer
Cash Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer   Integrity   Funds,   Oppenheimer
International Bond Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer
Main Street Funds, Inc.,  Oppenheimer Main Street Opportunity Fund,  Oppenheimer
Main Street Small Cap Fund,  Oppenheimer  Municipal Fund,  Oppenheimer Principal
Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal
Protected Trust III, Oppenheimer  Principal Protected Trust IV, Oppenheimer Real
Asset Fund,  Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income
Fund,  Oppenheimer  Variable  Account  Funds,  Panorama  Series  Fund,  Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of  1933,  the  Investment  Company  Act of  1940  and  any  amendments  and supplements  thereto,  and proxy  statements  or other  documents in  connection thereunder, and to file the same, with all exhibits thereto, and other documents in  connection  therewith,  with the U.S.  Securities  and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ John Murphy                           Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
John Murphy                                        Kathleen Ives
                                                   Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip Gillespie,  Mitchell J. Lindauer and Wayne Miao each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as Treasurer and Principal  Financial and Accounting  Officer of Centennial  California  Tax-Exempt Trust,  Centennial
Government Trust,  Centennial Money Market Trust, Centennial New York Tax-Exempt
Trust, Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer
Cash Reserves,  Oppenheimer Champion Income Fund, Oppenheimer Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer   Integrity   Funds,   Oppenheimer
International Bond Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer
Main Street Funds, Inc.,  Oppenheimer Main Street Opportunity Fund,  Oppenheimer
Main Street Small Cap Fund,  Oppenheimer  Municipal Fund,  Oppenheimer Principal
Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal
Protected Trust III, Oppenheimer  Principal Protected Trust IV, Oppenheimer Real
Asset Fund,  Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income
Fund,  Oppenheimer  Variable  Account  Funds,  Panorama  Series  Fund,  Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of  1933,  the  Investment  Company  Act of  1940  and  any  amendments  and supplements  thereto,  and proxy  statements  or other  documents in  connection thereunder, and to file the same, with all exhibits thereto, and other documents in  connection  therewith,  with the U.S.  Securities  and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Brian W. Wixted                       Witness: /s/ Kathleen Ives
------------------------                           ---------------------------
Brian W. Wixted                                    Kathleen Ives
                                                   Assistant Secretary